SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass - Through Certificates
                        Alternative Loan Trust 2003-2CB

On August 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-2CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-2CB relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       358,460,972.06    5.750000%    16,919,815.09  1,717,278.35   18,637,093.44       0.00     347.14
                        2A1        78,837,080.14    6.250000%     4,217,023.21    410,463.18    4,627,486.40       0.00     146.61
                        PO          1,023,149.46    0.000000%        18,485.13          0.00       18,485.13       0.00       0.00
Residual                AR                  0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          15,153,394.84    5.851324%        14,445.77     73,872.11       88,317.88       0.00      17.41
                        B1          4,963,958.32    5.851324%         4,732.15     24,199.07       28,931.23       0.00       5.70
                        B2          3,396,314.86    5.851324%         3,237.72     16,556.88       19,794.60       0.00       3.90
                        B3          2,090,092.89    5.851324%         1,992.49     10,189.11       12,181.60       0.00       2.40
                        B4          1,567,545.07    5.851324%         1,494.34      7,641.71        9,136.06       0.00       1.80
                        B5          1,567,619.51    5.851324%         1,494.37      7,642.07        9,136.45       0.06       1.80
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        467,060,127.14     -           21,182,720.29  2,267,842.49   23,450,562.78       0.06     526.77
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       341,541,156.97            347.14
                                2A1        74,620,056.93            146.61
                                PO          1,004,664.33              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          15,138,949.07             17.41
                                B1          4,959,226.16              5.70
                                B2          3,393,077.14              3.90
                                B3          2,088,100.40              2.40
                                B4          1,566,050.73              1.80
                                B5          1,566,125.08              1.80
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        445,877,406.80            526.77
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   358,460,972.06     5.750000% 12669DD88    42.596864      4.323373    859.854678
                           2A1    78,837,080.14     6.250000% 12669DD96    40.713896      3.962880    720.430761
                           PO      1,023,149.46     0.000000% 12669DE20    17.191403      0.000000    934.350423
Residual                   AR              0.00     5.750000% 12669DE38     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      15,153,394.84     5.851324% 12669DE46     0.937952      4.796454    982.959281
                           B1      4,963,958.32     5.851324% 12669DE53     0.937952      4.796454    982.959281
                           B2      3,396,314.86     5.851324% 12669DE61     0.937952      4.796454    982.959281
                           B3      2,090,092.89     5.851324% 12669DF29     0.937952      4.796454    982.959281
                           B4      1,567,545.07     5.851324% 12669DF37     0.937952      4.796454    982.959281
                           B5      1,567,619.51     5.851324% 12669DF45     0.937924      4.796454    982.959281
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     467,060,127.14       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       365,335,576.89    80,541,829.91   445,877,406.80
Loan count                   2184              466             2650
Avg loan rate           6.371594%        7.426411%             6.56
Prepay amount       16,580,472.80     4,154,815.54    20,735,288.34

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        69,086.97        13,972.15        83,059.12
Sub servicer fees      119,926.34        65,336.91       185,263.25
Trustee fees             2,867.22           635.73         3,502.95


Agg advances                  N/A              N/A              N/A
Adv this period         42,537.27        45,148.49        87,685.76

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              99,174.04        25,825.96       125,000.00
Fraud                8,426,931.10     2,194,460.90    10,621,392.00
Special Hazard       4,670,601.27             0.00     4,670,601.27


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.852352%           100.000000%            438,321,201.66
   -----------------------------------------------------------------------------
   Junior            6.147648%             0.000000%             28,711,528.57
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          56                 9,346,117.47
60 to 89 days                           8                   974,330.58
90 or more                              6                 1,108,357.25
Foreclosure                             7                 1,237,164.45

Totals:                                77                12,665,969.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           23,450,562.78         23,450,562.78
Principal remittance amount           21,182,720.29         21,182,720.29
Interest remittance amount             2,267,842.49          2,267,842.49